Exhibit 99.2

TABLE OF CONTENTS

Preface:

The following information should be read in conjunction with the financial information of the Company, which has been filed with the Securities and Exchange Commission. All financial information herein is calculated in accordance with generally accepted accounting principles unless otherwise noted.

All amounts included herein are unaudited. Certain total amounts herein cannot be recalculated due to rounding.

WALL STREET ANALYST COVERAGE DATA

Brokerage	Analyst	Telephone
Credit Suisse First Boston	Thomas Gallagher	(212) 538-2010
Deutsche Bank Securities Inc.	Vanessa Wilson	(212) 469-7351
Dowling & Partners Securities, LLC	Len Savage	(203) 359-8860
Fox-Pitt, Kelton Inc.	Jonathan Joseph	(212) 687-8600
Goldman Sachs	Joan Zief	(212) 902-6778
Keefe, Bruyette & Woods, Inc.	Jukka Lipponen	(860) 722-5905
Langen McAlenney	Robert Glasspiegel	(860) 724-1203
Lehman Brothers Inc.	E. Stewart Johnson	(212) 526-8190

Investor Information Line

Contact: Jay Davis

Tel (212) 708-2917

E-mail jdavis@mony.com

Visit our internet site at www.mony.com

CORPORATE OFFICES, PRINCIPAL SUBSIDIARIES

MONY Life Insurance Company	Trusted Securites Advisors Corp.
1740 Broadway	7760 France Avenue South, Suite 420
New York, NY 10019	Minneapolis, MN 55435

MONY Life Insurance Company of America	The Advest Group, Inc.
1740 Broadway	90 State House Square
New York, NY 10019	Hartford, CT 06103

U.S. Financial Life Insurance Company	Matrix Capital Markets Group Inc.
10290 Alliance Road	11 South 12th Street
Cincinnati, OH 45242	Suite 325
Richmond, VA 23219
Enterprise Capital Management, Inc.
3343 Peachtree Road, NE, Suite 450	Lebenthal & Co., Inc.
Atlanta, GA 30326	120 Broadway
New York, NY 10271
MONY Securities Corporation
1740 Broadway
New York, NY 10019

CORPORATE RATINGS

CLAIMS PAYING ABILITY/ FINANCIAL STRENGTH RATINGS (1)	SENIOR DEBT RATINGS (2)
Standard & Poors	Standard & Poors
A+	BBB+

A.M. Best (3)	A.M. Best
A	bbb+

Moody’s	Moody’s
A2	Baa2

Fitch	Fitch
A+	BBB+

(1)	MONY Life Insurance Company and MONY Life Insurance Company of America
(2)	The MONY Group Inc.
(3)	MONY Life Insurance Company, MONY Life Insurance Company of America, and U.S. Financial Life Insurance Company

(Unaudited)

SUMMARY FINANCIAL INFORMATION

	Three-Months Ended September 30,		Nine-Months Ended September 30,
	2003	2002	2003	2002
	($ millions, except per share amounts)

CONSOLIDATED INCOME STATEMENT DATA :
Net Income/(Loss)	$5.3	$(30.2)	$33.6	$(26.9)

Net realized (gains)/losses from investments	(3.4)	23.4	(23.4)	39.7

Adjusted operating income including net results from venture capital investments:	1.9	(6.8)	10.2	12.8
Merger related expenses	2.4	—	3.6
Net (income)/loss from venture capital investments	(4.3)	5.1	(5.9)	4.9

Adjusted operating income (1)(2)(3)(4):	$—	(1.7)	$7.9	$17.7

PER SHARE CALCULATIONS:
NET INCOME/(LOSS) PER SHARE:
Basic	$0.11	$(0.64)	$0.72	$(0.56)
Diluted	$0.11	$(0.64)	$0.71	$(0.56)
ADJUSTED OPERATING INCOME INCLUDING NET RESULTS FROM VENTURE CAPITAL INVESTMENTS :
Basic	$0.04	$(0.15)	$0.22	$0.27
Diluted	$0.04	$(0.15)	$0.22	$0.27
ADJUSTED OPERATING INCOME(1)(2)(3):
Basic	$(0.00)	$(0.04)	$0.17	$0.37
Diluted	$(0.00)	$(0.04)	$0.17	$0.37
Share Data
Weighted-average shares outstanding used in basic per share calculations	46,970,155	47,414,250	46,964,214	47,804,872
Plus: Incremental shares from assumed conversion of dilutive securities (5)	1,044,246	—	364,595	—

Weighted-average shares used in diluted per share calculations	48,014,401	47,414,250	47,328,809	47,804,872

OTHER DATA:
Employee count	3,266	3,498
Career agent count (Domestic and International)	1,584	1,631
US Financial Life Brokerage General Agencies	225	224
Trusted Advisors Registered Representatives	481	511
Active Enterprise Selling Agreements	428	452
Advest Financial Advisors	498	518

(1)	In addition to reporting and measuring the company’s results of operations based on net income/(loss) as determined in accordance with generally accepted accounting principles (GAAP), the company also reports what it refers to as “adjusted operating income/(loss)”, which, while derived from our results in accordance with GAAP, represents a non-GAAP financial measure. The company generally defines “adjusted operating income/(loss)” as net income/(loss) determined in accordance with GAAP excluding after –tax net realized gains/(losses) and the net after-tax results from venture capital investments. These items will fluctuate from period to period depending on the prevailing interest rate and economic environment, and are not necessarily indicative of the overall operating trends in our core operations. In addition, for the three and nine-month periods ended September 30, 2003 the company has excluded expenses incurred in connection with its pending acquisition by AXA Financial Inc. in calculating its “adjusted operating income” because such expenses are not indicative of overall operating trends in the company’s core operations. The company also reports “adjusted operating income including the net after-tax results from venture capital investments” which is also a non-GAAP financial measure. Both the company and the many users of its financial information use these non-GAAP financial measures to evaluate the company’s operating performance.
(2)	Results for the nine-months ended September 30, 2003 include expenses of $1.2 million or $0.03 per share related to the company’s pending acquisition by AXA Financial Inc. that were incurred and recognized during the second quarter of 2003.
(3)	Results for the nine-months ended September 30, 2003 include a gain from an insurance settlement from the events of September 11, 2001 of $2.6 million or $0.05 per share which was recognized during the first quarter of 2003.
(4)	The adjusted operating income for the nine-months ended September 30, 2002 includes interest and litigation fees of $4.5 million, or $0.10 per share, related to a dispute regarding the sale of real estate in 1999.
(5)	587,795 and 1,315,776 incremental shares from assumed conversion of dilutive securities were not included in the computation of per share amounts for the three and nine-month periods ended September 30, 2002, because to do so would be antidilutive.

(Unaudited)

SUMMARY FINANCIAL INFORMATION—CONTINUED

	September 30, 2003	December 31, 2002
	($ millions)

CONSOLIDATED BALANCE SHEET DATA
Invested assets (including cash and cash equivalents)	$13,368.8	$12,744.6
Separate accounts assets	4,446.5	4,140.6
Other assets	2,921.6	2,991.2

Total Assets	$20,736.9	$19,876.4

Policyholders’ liabilities	$11,358.6	$11,018.8
Separate account liabilities	4,443.5	4,137.6
Short term debt	7.0	7.0
Long term debt	876.3	876.3
Other liabilities	2,020.9	1,838.2

Total Liabilities	18,706.3	17,877.9
Equity, excluding accumulated comprehensive income	1,974.9	1,938.6
Accumulated comprehensive income (ACI)	55.7	59.9

Total Shareholders’ Equity	2,030.6	1,998.5

Total Liabilities and Shareholders’ Equity	$20,736.9	$19,876.4

SHARE DATA:
Diluted book value per share	$41.68	$42.54
Diluted book value per share (excluding accumulated comprehensive income)	$40.53	$41.26
CAPITALIZATION:
Long term debt	$876.3	$876.3
Shareholders’ Equity (Excluding ACI)	1,974.9	1,938.6

Total capitalization	$2,851.2	$2,814.9

Debt as Percent of Total Capitalization	30.7%	31.1%

STATUTORY DATA (1):
Capital and Surplus	$834.3	$906.4
Asset Valuation Reserve (AVR)	230.9	211.7

Total Capital and Surplus plus AVR	$1,065.2	$1,118.1

(1)	The statutory data presented above represents that of MONY Life, the principal insurance company subsidiary of the MONY Group and direct or indirect parent of all of MONY Group’s insurance subsidiaries. The sufficiency of MONY Life’s statutory capital and surplus is a significant factor in determining its and its subsidiaries claims paying ability ratings. Refer to page 3 herein for MONY Life’s claims paying ability ratings, as well as those of its insurance subsidiaries. Statutory basis surplus is computed on the basis of Statutory Accounting Practices, which are those accounting principles or practices prescribed or permitted by an insurer’s domiciliary state. Statutory Accounting Practices are set forth in the insurance laws, regulations and administrative rulings of each state, publications of the National Association of Insurance Commissioners and other documents.

The objectives of Statutory Accounting Practices differ from Generally Accepted Accounting Principles. Statutory Accounting Practices are designed to address the concerns of regulators. Generally Accepted Accounting Principles are designed to meet the varying needs of different users of financial statements. Statutory Accounting Practices are generally considered to be more conservative than Generally Accepted Accounting Principles and attempt to determine at the financial statement date an insurer’s ability to pay claims in the future. Generally Accepted Accounting Principles, on the other hand, stress measurement of earnings of a business from period to period, by matching revenues and expenses.

Exhibit 1

(Unaudited)

CONSOLIDATED INCOME STATEMENT DATA (1)

	Three-Months Ended September 30,		Nine-Months Ended September 30,
	2003	2002	2003	2002
	($ millions)		($ millions)

REVENUES:
Premiums	$164.7	$160.5	$505.3	$494.8
Universal life and investment-type product policy fees	52.3	54.6	159.8	156.1
Net investment income	188.3	170.1	564.5	541.7
Net realized gains/(losses) on investments	5.0	(41.2)	36.6	(69.1)
Group Pension Profits	—	6.8	—	22.0
Retail brokerage and investment banking revenues	106.8	109.1	310.3	297.5
Other income	44.4	24.9	132.6	92.4

	561.5	484.8	1,709.1	1,535.4

BENEFITS AND EXPENSES:
Benefits to policyholders	201.7	195.3	609.3	585.5
Interest credited to policyholders account balances	35.7	30.0	103.5	85.8
Amortization of deferred policy acquisition costs	34.0	49.7	93.8	120.5
Dividends to policyholders	52.0	53.5	174.3	171.8
Other operating costs and expenses	232.2	202.7	688.4	613.2

	555.6	531.2	1,669.3	1,576.8

Income/(loss) from continuing operations before income tax	5.9	(46.4)	39.8	(41.4)
Income tax expense/(benefit)	0.4	(16.2)	10.0	(14.5)

Net income/(loss) from continuing operations	5.5	(30.2)	29.8	(26.9)

Discontinued operations: (Loss)/income from real estate to be disposed of, net of income tax (benefit)/expense of $(0.1) million and 2.0 million, respectively	(0.2)	—	3.8	—

Net income/(loss)	$5.3	$(30.2)	$33.6	$(26.9)

(1)	These income statements present the consolidated results of operations of the Company for the periods indicated as will be reported on the Company’s filings with the Securities and Exchange Commission.

Exhibit 2

PROTECTION PRODUCTS SEGMENT

The “Protection Products” segment represents a wide range of individual life insurance products, including whole life, term life, universal life, variable universal life, last survivor variable life and group universal life. Also included in the Protection Products segment are the: (i) assets and liabilities transferred pursuant to the Group Pension Transaction, as well as the Group Pension Profits, in 2002, (ii) the Closed Block assets and liabilities, as well as the contribution from the Closed Block, and (iii) the Company’s disability income insurance business which was transferred in the DI Transaction.

Exhibit 3

(Unaudited)

PROTECTION PRODUCTS SEGMENT

INCOME STATEMENT DATA

	Three-Months Ended September 30,		Nine-Months Ended September 30,
	2003	2002	2003	2002
	($ millions)		($ millions)

REVENUES:
Premiums	$158.2	$155.9	$483.7	$480.8
Universal life and investment-type product policy fees	44.1	42.9	130.5	118.4
Net investment income	154.0	146.0	459.2	445.1
Group Pension Profits	—	6.8	—	22.0
Other income	7.3	(11.2)	27.7	(8.0)

Total revenues	363.6	340.4	1,101.1	1,058.3

BENEFITS AND EXPENSES:
Benefits to policyholders	184.9	174.5	559.7	534.0
Interest credited to policyholder account balances	19.5	15.8	55.5	46.2
Amortization of deferred policy acquisition costs	30.5	32.5	86.1	89.6
Dividends to policyholders	51.5	52.9	172.7	170.0
Other operating costs and expenses	64.0	42.4	197.1	152.3

Total benefits and expenses	350.4	318.1	1,071.1	992.1

Pre-tax income from continuing operations excluding net realized gains/(losses) on investments	13.2	22.3	30.0	66.2
Net realized gains/(losses) on investments	2.1	(31.3)	20.3	(49.9)

Pre-tax income/(loss) from continuing operations	15.3	(9.0)	50.3	16.3
Discontinued operations—pre-tax	(0.3)	—	4.9	—

Pre-tax income/(loss)	$15.0	$(9.0)	$55.2	$16.3

RECONCILIATION OF “PRE-TAX INCOME FROM CONTINUING OPERATIONS EXCLUDING NET REALIZED GAINS/(LOSSES) ON INVESTMENTS” TO “ADJUSTED OPERATING INCOME INCLUDING NET RESULTS FROM VENTURE CAPITAL INVESTMENTS”
Pre-tax income from continuing operations excluding net realized gains/(losses) on investments	$13.2	$22.3	$30.0	$66.2
Change in policyholder dividend liability resulting from closed block realized gains/(losses)	(0.4)	(5.1)	6.2	(8.0)

Pre-tax adjusted operating income including net results of venture capital investments	$12.8	$17.2	$36.2	$58.2

	Three-Months Ended September 30,		Nine-Months Ended September 30,
	2003	2002	2003	2002
	($ millions)		($ millions)
Pre-tax adjusted operating income including net results of venture capital investments	$12.8	$17.2	$36.2	$58.2
Net (gains)/losses from venture capital investments	(3.7)	6.5	(5.2)	6.2

Pre-tax adjusted operating income (1)	$9.1	$23.7	$31.0	$64.4

(1)	The pre-tax adjusting operating income for the nine-months ended September 30, 2002 includes interest and litigation fees of $5.5 million.

Exhibit 4A

(Unaudited)

GROUP PENSION PROFIT

SUMMARY INCOME STATEMENT

	Three-Months Ended September 30,		Nine-Months Ended September 30,
INCOME STATEMENT DATA (1):	2003	2002	2003	2002
	($ millions)		($ millions)

REVENUES:
Policy product fees	$—	$4.4	$—	$13.7
Net investment income	—	21.8	—	67.6
Net realized gains on investments	—	(0.3)	—	(0.2)

Total revenues	—	25.9	—	81.1

BENEFITS AND EXPENSES:
Interest credited to policyholder account balances	—	15.8	—	48.2
Other operating costs and expenses	—	3.3	—	10.9

Total benefits and expenses	—	19.1	—	59.1

Group Pension Profits	$—	$6.8	$—	$22.0

(1)	As explained in the notes to MONY Group’s consolidated financial statements included in its 2002 Form 10K, in accordance with GAAP, the Group Pension Transaction did not constitute a sale because the Company retained substantially all the risks and rewards associated with the business transferred to Aegon. Accordingly, over the life of the transaction the Company was required to reflect the transferred assets and liabilities on its balance sheet under separate captions entitled “Assets transferred in Group Pension Transaction” and “Liabilities transferred in Group Pension Transaction”. As a result of the expiration of the transaction at December 31, 2002 and the recognition of earnings from the Final Value Payment from Aegon, the Company has no further interest in the transferred assets and liabilities and, accordingly, such assets and liabilities are no longer reflected on its balance sheet. In addition, the Company has no interest in the revenues and expenses from such business subsequent to December 31, 2002.

Refer to the notes to MONY Group’s consolidated financial statements filed with the SEC on Form 10-K for the year ended December 31, 2002 for further information.

Exhibit 4B

(Unaudited)

CLOSED BLOCK INCOME STATEMENT

	Three-Months Ended September 30,		Nine-Months Ended September 30,
	2003	2002	2003	2002
	($ millions)		($ millions)

REVENUES:
Premiums	$112.4	$119.4	$345.0	$367.4
Net investment income	98.6	100.9	301.5	297.7
Net realized gains/(losses) on investments	(0.4)	(5.1)	6.2	(8.0)
Other income	0.4	0.7	1.1	1.6

Total revenues	211.0	215.9	653.8	658.7

BENEFITS AND EXPENSES:
Benefits to policyholders	133.2	135.8	404.8	410.6
Interest credited to policyholders account balances	2.2	2.1	6.6	6.3
Amortization of deferred policy acquisition costs	12.4	12.9	33.2	37.1
Dividends to policyholders	51.5	54.0	171.5	170.2
Operating costs and expenses	2.0	1.3	4.7	4.5

Total benefits and expenses	201.3	206.1	620.8	628.7

Contribution from the Closed Block	$9.7	$9.8	$33.0	$30.0

CLOSED BLOCK ASSETS AND LIABILITIES

	September 30,	December 31,
	2003	2002
	($ millions)

BALANCE SHEET DATA :
Assets:
General Account
Fixed maturities	$4,299.4	$4,160.9
Mortgage loans on real estate	625.3	633.6
Real estate to be disposed of	10.6	8.3
Other invested assets	17.4	0.9
Policy loans	1,085.2	1,119.0
Cash and cash equivalents	86.0	59.2
Premiums receivable	6.4	11.1
Deferred policy acquisition costs	377.1	430.5
Other assets	208.9	210.5

Total closed block assets	$6,716.3	$6,634.0

Liabilities:
General Account
Future policy benefits	$6,915.3	$6,901.4
Policyholders’ account balances	289.8	291.6
Other policyholders’ liabilities	141.0	159.1
Other liabilities	404.8	328.0

Total closed block liabilities	$7,750.9	$7,680.1

Exhibit 4C

(Unaudited)

FIXED MATURITIES BY CREDIT QUALITY—CLOSED BLOCK

PUBLIC FIXED MATURITIES BY CREDIT QUALITY

		As of September 30, 2003			As of December 31, 2002
NAIC Rating	Rating Agency Equivalent Designation	Amortized Cost	% of Total	Estimated Fair Value	Amortized Cost	% of Total	Estimated Fair Value
		($ millions)			($ millions)

1	Aaa/Aa/A	$1,885.1	76.0%	$2,022.2	$1,626.7	73.6%	$1,771.1
2	Baa	468.7	19.0%	506.2	464.5	20.3%	489.7
3	Ba	72.3	3.0%	78.3	100.4	4.1%	99.8
4	B	40.5	1.6%	43.1	41.0	1.7%	40.5
5	Caa and lower	7.4	0.4%	10.3	6.0	0.3%	6.0
6	In or near default	0.0	0.0%	0.0	—	0.0%	—

	Subtotal	2,474.0	100.0%	2,660.1	2,238.6	100.0%	2,407.1
	Redeemable preferred stock	—	0.0%	—	—	0.0%	—

	Total Public Fixed Maturities	$2,474.0	100.0%	$2,660.1	$2,238.6	100.0%	$2,407.1

PRIVATE FIXED MATURITIES BY CREDIT QUALITY

		As of September 30, 2003			As of December 31, 2002
NAIC Rating	Rating Agency Equivalent Designation	Amortized Cost	% of Total	Estimated Fair Value	Amortized Cost	% of Total	Estimated Fair Value
		($ millions)			($ millions)

1	Aaa/Aa/A	$453.3	30.5%	$499.1	$658.9	40.8%	$716.2
2	Baa	799.7	52.6%	862.9	707.7	44.0%	772.5
3	Ba	166.6	10.9%	178.0	179.7	10.5%	183.4
4	B	40.0	2.5%	41.4	49.3	2.5%	44.7
5	Caa and lower	23.4	1.5%	25.1	16.3	0.9%	15.0
6	In or near default	26.9	2.0%	32.8	22.7	1.3%	22.0

	Subtotal	1,509.9	100.0%	1,639.3	1,634.6	100.0%	1,753.8
	Redeemable preferred stock	—	0.0%	—	—	0.0%	—

	Total Private Fixed Maturities	$1,509.9	100.0%	$1,639.3	$1,634.6	100.0%	$1,753.8

TOTAL FIXED MATURITIES BY CREDIT QUALITY

		As of September 30, 2003			As of December 31, 2002
NAIC Rating	Rating Agency Equivalent Designation	Amortized Cost	% of Total	Estimated Fair Value	Amortized Cost	% of Total	Estimated Fair Value
		($ millions)			($ millions)

1	Aaa/Aa/A	$2,338.4	58.6%	$2,521.3	$2,285.6	59.8%	$2,487.3
2	Baa	1,268.4	31.8%	1,369.1	1,172.2	30.3%	1,262.2
3	Ba	238.9	6.0%	256.3	280.1	6.8%	283.2
4	B	80.5	2.0%	84.5	90.3	2.1%	85.2
5	Caa and lower	30.8	0.8%	35.4	22.3	0.5%	21.0
6	In or near default	26.9	0.8%	32.8	22.7	0.5%	22.0

	Subtotal	3,983.9	100.0%	4,299.4	3,873.2	100.0%	4,160.9
	Redeemable preferred stock	—	0.0%	—	—	0.0%	—

	Total Fixed Maturities	$3,983.9	100.0%	$4,299.4	$3,873.2	100.0%	$4,160.9

Exhibit 5

(Unaudited)

PROTECTION PRODUCTS SEGMENT

NEW ANNUALIZED AND SINGLE PREMIUMS AND INFORCE

	Three-Months Ended September 30,		Nine-Months Ended September 30,
	2003	2002	2003	2002
	($ millions)		($ millions)

PROTECTION BUSINESS SALES (3)(4):
Traditional life	$0.8	$1.7	$3.4	$3.3
Term	15.0	10.8	43.1	32.2
Universal life	17.1	8.5	44.0	27.5
Variable universal life	4.8	9.0	16.4	29.7
Corporate owned life insurance	34.9	78.2	98.0	124.7
Group universal life	0.5	0.5	3.4	1.3

Total	$73.1	$108.7	$208.3	$218.7

	As of
	September 30, 2003	December 31, 2002

Insurance In Force ($ in millions except number of policies)

Traditional Life (1):
Number of policies (in thousands)	831.0	839.1
GAAP life reserves	$7,508.0	$7,447.0
Face amounts	$90,757.8	$82,598.6

Universal Life:
Number of policies (in thousands)	75.0	74.0
GAAP life reserves	$824.3	$765.4
Face amounts	$11,660.4	$10,790.2

Variable Universal Life (2):
Number of policies (in thousands)	67.3	68.0
GAAP life reserves	$1,087.8	$880.3
Face amounts	$18,668.8	$18,790.2

Group Universal Life:
Number of policies (in thousands)	39.7	41.8
GAAP life reserves	$73.2	$70.3
Face amounts	$1,529.2	$1,497.3

Total:
Number of policies (in thousands)	1,013.0	1,022.9
GAAP life reserves	$9,493.3	$9,163.0
Face amounts	$122,616.2	$113,676.3

(1)	Consists of whole life and term policies
(2)	Includes corporate owned life insurance
(3)	See Preface
(4)	The amounts presented with respect to life insurance sales represent annualized statutory-basis premiums. Annualized statutory-basis premiums in the Protection Products segment represent the total premium scheduled to be collected on a policy or contract over a twelve-month period. Pursuant to the terms of certain of the policies and contracts issued by the company, premiums and deposits may be paid or deposited on a monthly, quarterly, or semi-annual basis. Annualized statutory-basis premium does not apply to corporate-owned and bank-owned life insurance (COLI and BOLI) single premium paying business. All premiums received on COLI and BOLI business and single premium paying policies during the periods presented are included. Statutory basis premiums are used in lieu of GAAP basis premiums because, in accordance with statutory accounting practices, revenues from all classes of long-duration contracts are measured on the same basis, whereas GAAP provides different revenue recognition rules for different classes of long-duration contracts.

The information presented should not be viewed as a substitute for revenues determined in accordance with GAAP. Revenues in accordance with GAAP related to product sales are generated from both current and prior period sales that are in-force during the reporting period. For protection products GAAP recognizes premium revenue when due from a policyholder. Because of how revenues are recognized in accordance with GAAP, we do not believe GAAP revenues are meaningful in assessing the periodic sales production of a life insurance company and, accordingly, a reconciliation to GAAP revenues would not be meaningful.

Exhibit 6

(Unaudited)

PROTECTION PRODUCTS SEGMENT

GAAP DIRECT PREMIUMS AND DEPOSITS BY PRODUCT

	Three-Months Ended September 30,		Nine-Months Ended September 30,
	2003	2002	2003	2002
	($ millions)		($ millions)

LIFE INSURANCE:
GAAP Premiums:
Traditional Life (1):
First year & single	$45.0	$42.8	$134.8	$128.4
Renewal	143.3	142.2	436.2	434.6

Total Direct Premiums	188.3	185.0	571.0	563.0
Less Ceded Premiums	(30.1)	(29.1)	(87.3)	(82.2)

Total GAAP Premiums	$158.2	$155.9	$483.7	$480.8

Deposits:
Universal Life:
First year & single	$15.8	$9.4	$51.3	$27.1
Renewal	21.4	24.3	69.3	71.9

Total	$37.2	$33.7	$120.6	$99.0

Variable Universal Life:
First year & single	$5.4	$10.5	$18.7	$37.2
Renewal	28.4	28.0	85.4	81.5

Total	$33.8	$38.5	$104.1	$118.7

Corporate Sponsored Variable Universal Life:
First year & single	$29.8	$70.5	$73.5	$101.8
Renewal	1.8	4.7	28.4	27.2

Total	$31.6	$75.2	$101.9	$129.0

Group Universal Life:
First year & single	$0.5	$0.3	$3.3	$1.1
Renewal	2.5	2.6	7.5	7.9

Total	$3.0	$2.9	$10.8	$9.0

(1)	Consists of whole life and term policies; includes disability income insurance premiums of $15.0 million and $15.7 million for the three-month periods ended September 30, 2003 and 2002, respectively, and $45.5 million and $47.9 million for the nine-month periods ended September 30, 2003 and 2002, respectively, which is 100% reinsured and no longer offered by the Company.

Exhibit 7

ACCUMULATION PRODUCTS SEGMENT

The Accumulation Products segment represents fixed annuities, single premium deferred annuities, immediate annuities, flexible payment variable annuities and proprietary retail mutual funds.

Exhibit 8

(Unaudited)

ACCUMULATION PRODUCTS SEGMENT

INCOME STATEMENT DATA

	Three-Months Ended September 30,		Nine-Months Ended September 30,
	2003	2002	2003	2002
	($ millions)		($ millions)

REVENUES:
Premiums	$4.3	$2.3	$15.2	$7.1
Universal life and investment-type product policy fees	9.1	11.6	29.6	36.3
Net investment income	23.1	18.4	70.6	60.1
Other income	26.5	21.6	75.2	73.2

Total revenues	63.0	53.9	190.6	176.7

BENEFITS AND EXPENSES:
Benefits to policyholders	9.9	10.8	34.1	29.4
Interest credited to policyholder account balances	14.4	12.0	41.7	33.2
Amortization of deferred policy acquisition costs	3.5	17.2	7.7	30.9
Dividends to policyholders	0.3	0.4	0.9	1.0
Other operating costs and expenses	29.7	29.0	89.2	88.4

Total benefits and expenses	57.8	69.4	173.6	182.9

Pre-tax income/(loss) from continuing operations excluding net realized gains/(losses) on investments	5.2	(15.5)	17.0	(6.2)
Net realized gains/(losses) on investments	2.5	(7.3)	9.1	(14.5)

Pre-tax income/(loss) from continuing operations	7.7	(22.8)	26.1	(20.7)
Discontinued operations - pre-tax	—	—	0.6	—

Pre-tax income/(loss)	$7.7	$(22.8)	$26.7	$(20.7)

	Three-Months Ended September 30,		Nine-Months Ended September 30,
	2003	2002	2003	2002
	($ millions)		($ millions)
Pre-tax adjusted operating income including net results of venture capital investments	$5.2	$(15.5)	$17.0	$(6.2)
Net (gains)/losses from venture capital investments	(1.9)	1.1	(2.4)	1.1

Pre-tax adjusted operating income (1)	$3.3	$(14.4)	$14.6	$(5.1)

(1)	The pre-tax adjusting operating income for the nine-months ended September 30, 2002 includes interest and litigation fees of $1.0 million.

Exhibit 9

(Unaudited)

ACCUMULATION PRODUCTS SEGMENT

ASSETS UNDER MANAGEMENT

	As of
	September 30, 2003	September 30, 2002	December 31, 2002
	($ billions)

ACCUMULATION SEGMENT:
Assets under management
Individual variable annuities	$3.5	$3.1	$3.2
Individual fixed annuities	1.0	0.7	0.8
Proprietary retail mutual funds	4.4	3.5	3.7

	$8.9	$7.3	$7.7

	Three-Months Ended September 30,		Nine-Months Ended September 30,
	2003	2002	2003	2002
	($ millions)		($ millions)
RECONCILIATION IN ACCOUNT VALUE:
VARIABLE ANNUITY:
Beginning account value	$3,459.9	$3,526.7	$3,244.9	$3,867.5
Sales (1)(2)	102.8	85.3	291.8	316.7
Market appreciation	81.4	(326.1)	333.2	(665.1)
Mortality and expense	(9.8)	(9.5)	(27.9)	(30.9)
Surrenders and withdrawals	(98.9)	(126.8)	(306.6)	(338.6)

	$3,535.4	$3,149.6	$3,535.4	$3,149.6

ENTERPRISE GROUP OF FUNDS:
Beginning account value	$4,303.8	$4,020.5	$3,695.3	$4,396.6
Sales(2)	315.8	248.1	1,105.4	927.2
Dividends reinvested	5.5	5.5	17.7	16.2
Market appreciation	53.2	(517.8)	366.5	(996.4)
Redemptions	(251.2)	(267.7)	(757.8)	(855.0)

Ending account value	$4,427.1	$3,488.6	$4,427.1	$3,488.6

(1)	Includes in 2003, the assumed management of $0.2 billion of money market funds previously managed by a third party.
(2)	The amounts presented with respect to annuity and mutual fund sales represent deposits made by customers during the periods presented. The information presented should not be viewed as a substitute for revenues determined in accordance with GAAP. Revenues in accordance with GAAP related to product sales are generated from both current and prior period sales that are in-force during the reporting period. For accumulation products, GAAP revenues are a function of fee based charges applied to a contractholder’s account balance. Because of how revenues are recognized in accordance with GAAP, we do not believe GAAP revenues are meaningful in assessing the periodic sales production of a life insurance company and, accordingly, a reconciliation to GAAP revenues would not be meaningful.

Exhibit 10

RETAIL BROKERAGE AND INVESTMENT BANKING

The Retail Brokerage and Investment Banking segment is comprised of results of the Company’s subsidiaries, The Advest Group, Inc. (“AGI”), Matrix Capital Markets Group (“Matrix”) and MONY Securities Corp. (“MSC”). AGI, through its subsidiaries, provides diversified financial services including securities brokerage, trading, investment banking, trust and asset management. Matrix is a middle market investment bank specializing in merger and acquisition services for a middle market client base. MSC is a broker dealer which transacts customer trades primarily in securities and mutual funds. In addition to selling the Company’s proprietary investment products, MSC provides customers of the Company’s protection and accumulation products access to other non-proprietary investment products (including stocks, bonds, limited partnership interests, tax-exempt unit investment trusts and other investment securities).

Exhibit 11

(Unaudited)

RETAIL BROKERAGE AND INVESTMENT BANKING

INCOME STATEMENT DATA

	Three-Months Ended September 30,		Nine-Months Ended September 30,
	2003	2002	2003	2002
	($ millions)		($ millions)

REVENUES:
Net investment income	$—	$(5.1)	$0.1	$0.3
Retail brokerage and investment banking	106.8	109.1	310.3	297.5
Other income	—	(0.3)	4.0	0.7

Total revenues	106.8	103.7	314.4	298.5

BENEFITS AND EXPENSES:
Other operating costs and expenses	104.1	102.2	309.9	297.1

Total benefits and expenses	104.1	102.2	309.9	297.1

Pre-tax income from continuing operations excluding net realized gains/(losses) on investments	2.7	1.5	4.5	1.4
Net realized gains/(losses) on investments	—	—	—	—

Pre-tax income from continuing operations	$2.7	$1.5	$4.5	$1.4

Exhibit 12

(Unaudited)

RETAIL BROKERAGE AND INVESTMENT BANKING

INCOME STATEMENT DETAIL

	Three-Months Ended September 30,		Nine-Months Ended September 30,
	2003	2002	2003	2002
	($ millions)		($ millions)
REVENUES:
Commissions	$45.2	$39.3	$122.8	$124.7
Interest	8.0	9.0	22.6	27.1
Principal transactions	30.0	31.7	95.1	79.0
Asset management and administration	13.6	14.9	39.2	41.0
Investment banking	7.3	7.5	24.2	20.6
Other	2.7	1.3	10.5	6.1

Total revenues	106.8	103.7	314.4	298.5

EXPENSES:
Compensation	64.8	62.6	185.2	179.5
Interest	3.0	5.7	9.0	16.2
Other	36.3	33.9	115.7	101.4

Total expenses	104.1	102.2	309.9	297.1

Pre-tax income/(loss)	$2.7	$1.5	$4.5	$1.4

	ADVEST—NET INTEREST Three-Months Ended				ADVEST— NET INTEREST Nine-Months Ended
	September 30, 2003		September 30, 2002		September 30, 2003		September 30, 2002
	($ millions)				($ millions)
Net Interest Income—
Interest Income:
Brokerage customers	$3.0	37.5%	$3.6	40.0%	$8.9	39.4%	$11.7	43.2%
Stock borrowed	0.3	3.8%	1.2	13.2%	1.6	7.1%	3.6	13.3%
Investments	0.1	1.3%	0.1	1.1%	0.1	0.4%	0.2	0.7%
Security inventory	3.9	48.8%	3.3	36.7%	9.7	42.9%	8.5	31.3%
Other	0.7	8.6%	0.8	9.0%	2.3	10.2%	3.1	11.5%

	$8.0	100.0%	$9.0	100.0%	$22.6	100.0%	$27.1	100.0%

Interest Expense:
Stock loaned	1.9	63.4%	3.8	66.7%	5.4	60.1%	9.9	61.1%
Brokerage customers	1.0	33.3%	1.6	28.1%	3.1	34.4%	4.7	29.0%
Borrowings	0.1	3.3%	0.3	5.2%	0.4	4.4%	1.3	8.0%
Other	—	0.0%	—	0.0%	0.1	1.1%	0.3	1.9%

	3.0	100.0%	5.7	100.0%	9.0	100.0%	16.2	100.0%

Net interest income	$5.0	62.5%	$3.3	36.7%	$13.6	60.2%	$10.9	40.2%

ADVEST STATISTICAL DATA

September 30, 2003
Client Assets ( in millions) *	$34,885.0
Number of Client Accounts (in thousands)	268

*	Includes assets managed under fee-based programs of approximately $6,538 million.

Exhibit 13

OTHER PRODUCTS SEGMENT

The Company’s Other Products segment primarily consists of an insurance brokerage operation and the Run-Off businesses. The insurance brokerage operation provides the Company’s career agency sales force with access to non-variable life, annuity, small group health and specialty insurance products written by other carriers to meet the insurance and investment needs of its customers. The Run-Off Businesses primarily consist of group life and health insurance as well as the group pension business that was not included in the Group Pension Transaction.

RECONCILING AMOUNTS

The reconciling amounts include certain benefits for the Company’s benefit plans, the results of the holding companies and certain non-recurring items.

Exhibit 14

(Unaudited)

OTHER PRODUCTS SEGMENT AND RECONCILING ITEMS

INCOME STATEMENT DATA

	Three-Months Ended September 30,		Nine-Months Ended September 30,
	2003	2002	2003	2002
	($ millions)		($ millions)
REVENUES:
Premiums	$2.2	$2.3	$6.4	$6.9
Universal life and investment-type product policy fees	(0.9)	0.1	(0.3)	1.4
Net investment income	11.2	10.8	34.6	36.2
Other income	10.6	14.8	25.7	26.5

Total revenues	23.1	28.0	66.4	71.0

BENEFITS AND EXPENSES:
Benefits to policyholders	6.9	10.0	15.5	22.1
Interest credited to policyholder account balances	1.8	2.2	6.3	6.4
Amortization of deferred policy acquisition costs	—	—	—	—
Dividends to policyholders	0.2	0.2	0.7	0.8
Other operating costs and expenses	34.4	29.1	92.2	75.4

Total benefits and expenses	43.3	41.5	114.7	104.7

Pre-tax loss from continuing operations excluding net realized gains/(losses) on investments	(20.2)	(13.5)	(48.3)	(33.7)
Net realized gains/(losses) on investments	0.4	(2.6)	7.2	(4.7)

Pre-tax loss from continuing operations	(19.8)	(16.1)	(41.1)	(38.4)
Discontinued operations—pre-tax	—	—	0.3	—

Pre-tax loss	$(19.8)	$(16.1)	$(40.8)	$(38.4)

	Three-Months Ended September 30,		Nine-Months Ended September 30,
	2003	2002	2003	2002
	($ millions)		($ millions)
Pre-tax adjusted operating loss including net results of venture capital investments	$(20.2)	$(13.5)	$(48.3)	$(33.7)
Merger related expenses (2)	3.6	—	5.5	—
Net (gains)/losses from venture capital investments	(1.3)	0.3	(1.6)	0.3

Pre-tax adjusted operating loss (1)	$(17.9)	$(13.2)	$(44.4)	$(33.4)

(1)	The pre-tax adjusting operating income for the nine-months ended September 30, 2002 includes interest and litigation fees of $0.3 million.
(2)	Results for the nine-month period ended September 30, 2003 include merger related expenses of $1.9 million related to the company’s pending acquisition by AXA Financial, Inc. that were incurred and recognized during the second quarter of 2003.

INVESTMENTS

ALL INVESTMENT DATA PRESENTED IN THE FOLLOWING SECTION

INCLUDES INVESTED ASSETS IN THE CLOSED BLOCK

Exhibit 16

(Unaudited)

CONSOLIDATED GAAP INVESTED ASSETS

	As of September 30, 2003		As of December 31, 2002
	Carrying Value	% of Total	Carrying Value	% of Total
	($ millions)

INVESTED ASSETS
Fixed Maturities, Available for Sale	8,362.4	66.8%	$7,971.1	66.3%
Fixed Maturities, Held to Maturity	0.1	0.0%	0.1	0.0%
Equity Securities, Available for Sale	253.9	2.0%	249.0	2.1%
Mortgage Loans on Real Estate	1,856.4	14.8%	1,877.4	15.6%
Policy Loans	1,184.2	9.5%	1,212.5	10.1%
Real Estate to be Disposed Of	0.5	0.0%	26.8	0.2%
Real Estate Held for Investment	179.4	1.4%	180.2	1.5%
Other Invested Assets	120.0	1.0%	110.8	0.9%
Cash and Cash Equivalents	559.2	4.5%	390.0	3.3%

Invested Assets, excluding Trading Securities	$12,516.1	100.0%	$12,017.9	100.0%

The Exhibit above includes invested assets in the Closed Block and excludes Trading Securities in Advest.

Exhibit 17

(Unaudited)

INVESTMENT RESULTS BY ASSET CATEGORY

	Three Months Ended September 30, 2003		Three Months Ended September 30, 2002		Nine Months Ended September 30, 2003		Nine Months Ended September 30, 2002		Year Ended December 31, 2002		Year Ended December 31, 2001
	Yield (2)	Amount	Yield (2)	Amount	Yield (1)	Amount	Yield (1)	Amount	Yield (1)	Amount	Yield (1)	Amount
	($ millions)		($ millions)		($ millions)		($ millions)		($ millions)		($ millions)

FIXED MATURITIES (4)
Investment Income	6.6%	$128.5	6.6%	$120.4	6.8%	$389.4	6.9%	$369.5	6.9%	$491.0	7.3%	$492.5
Realized Gains (losses)	0.2%	4.0	-0.3%	(4.9)	0.5%	30.2	-0.3%	(16.6)	-1.1%	(79.3)	0.0%	(2.6)
Total	6.8%	$132.5	6.3%	$115.5	7.3%	$419.6	6.6%	$352.9	5.8%	$411.7	7.3%	$489.9

Ending Assets		$7,794.5		$7,429.5		$7,794.5		$7,429.5		$7,453.4		$6,829.2

EQUITY SECURITIES
Investment Income	10.4%	$6.8	-10.8%	$(7.3)	5.1%	$9.6	-2.9%	$(5.9)	2.9%	$7.9	-10.8%	$(33.9)
Realized Gains (losses)	-3.0%	(2.0)	-24.6%	(16.7)	-2.6%	(4.9)	-10.7%	(22.2)	-14.1%	(38.7)	-2.5%	(7.8)
Total	7.4%	$4.8	-35.4%	$(24.0)	2.5%	$4.7	-13.6%	$(28.1)	-11.2%	$(30.8)	-13.3%	$(41.7)

Ending Assets		$253.9		$252.4		$253.9		$252.4		$249.0		$299.2

MORTGAGE LOANS
Investment Income	7.6%	$35.2	7.7%	$33.8	7.7%	$107.7	7.8%	$103.5	7.5%	$138.9	7.8%	$139.8
Realized Gains (losses)	0.7%	3.3	0.6%	2.8	1.0%	14.3	0.1%	1.2	-0.2%	(3.0)	0.5%	9.3
Total	8.3%	$38.5	8.3%	$36.6	8.7%	$122.0	7.9%	$104.7	7.3%	$135.9	8.3%	$149.1

Ending Assets		$1,856.4		$1,741.3		$1,856.4		$1,741.3		$1,877.4		$1,809.7

REAL ESTATE (3)
Investment Income	-1.7%	$(0.8)	3.5%	$2.0	4.0%	$5.9	7.8%	$13.0	7.4%	$16.2	4.3%	$9.5
Realized Gains (losses)	-1.2%	(0.5)	-41.1%	(23.3)	5.1%	7.4	-20.3%	(33.7)	-16.9%	(36.9)	-2.4%	(5.4)
Total	-2.9%	$(1.3)	-37.6%	$(21.3)	9.1%	$13.3	-12.5%	$(20.7)	-9.5%	$(20.7)	1.9%	$4.1

Ending Assets		$179.9		$213.1		$179.9		$213.1		$206.9		$230.8

POLICY LOANS
Investment Income	6.7%	$19.8	6.9%	$20.7	6.6%	$59.4	7.0%	$63.6	6.9%	$84.8	6.9%	$86.5
Realized Gains (losses)	0.0%	—	0.0%	—	0.0%	—	0.0%	—	0.0%	—	0.0%	—
Total	6.7%	$19.8	6.9%	$20.7	6.6%	$59.4	7.0%	$63.6	6.9%	$84.8	6.9%	$86.5

Ending Assets		$1,184.2		$1,206.7		$1,184.2		$1,206.7		$1,212.5		$1,229.0

CASH AND CASH EQUIVALENTS
Investment Income	1.1%	$1.3	2.6%	$2.8	1.3%	$4.2	2.2%	$7.6	2.1%	$9.3	4.4%	$29.3
Realized Gains (losses)	0.0%	0.0	0.0%	(0.0)	0.0%	(0.0)	0.0%	(0.0)	0.0%	(0.0)	-0.1%	(0.8)
Total	1.1%	$1.3	2.6%	$2.8	1.3%	$4.2	2.2%	$7.6	2.1%	$9.3	4.3%	$28.5

Ending Assets		$559.2		$451.1		$559.2		$451.1		$390.0		$441.0

OTHER INVESTED ASSETS
Investment Income	12.0%	$3.6	9.8%	$3.2	11.7%	$9.8	12.6%	$12.1	16.1%	$18.3	8.4%	$9.1
Realized Gains (losses)	0.2%	0.1	2.8%	0.9	-5.8%	(4.8)	2.3%	2.2	0.1%	0.1	-4.7%	(5.0)
Total	12.2%	$3.7	12.6%	$4.1	5.9%	$5.0	14.9%	$14.3	16.2%	$18.4	3.7%	$4.1

Ending Assets		$120.0		$140.5		$120.0		$140.5		$110.8		$116.7

TOTAL BEFORE INVESTMENT EXPENSES AND DISCONTINUED OPERATIONS
Investment Income	6.6%	$194.4	6.2%	$175.6	6.7%	$586.0	6.7%	$563.4	6.9%	$766.6	6.6%	$732.8
Realized Gains (losses)	0.2%	4.9	-1.4%	(41.2)	0.5%	42.2	-0.8%	(69.1)	-1.4%	(157.8)	-0.1%	(12.3)
Total	6.8%	$199.3	4.8%	$134.4	7.2%	$628.2	5.9%	$494.3	5.5%	$608.8	6.5%	$720.5

Ending Assets		$11,948.1		$11,434.6		$11,948.1		$11,434.6		$11,500.0		$10,955.6

Other Fee Income	0.0%	$0.1	0.1%	$2.2	0.0%	$0.6	0.1%	$6.5	0.0%	$1.3	0.0%	$5.3
Investment expense	-0.2%	$(6.4)	-0.3%	$(7.7)	-0.2%	$(21.9)	-0.3%	$(28.2)	-0.3%	$(29.6)	-0.4%	$(46.1)
Discontinued Operations - Income (5)	-158.1%	$(0.2)	0.0%	$—	1.5%	$0.2	0.0%	$—	2.5%	$1.0	0.0%	$—
Discontinued Operations - Realized Gains (Losses) (6)	-90.2%	$(0.1)	0.0%	$—	55.1%	$5.6	0.0%	$—	-12.8%	$(4.8)	0.0%	$—

TOTAL AFTER INVESTMENT EXPENSES AND DISCONTINUED OPERATIONS
Investment Income	6.4%	$188.3	6.0%	$170.1	6.4%	$564.5	6.5%	$541.7	6.6%	$737.3	6.2%	$692.1
Realized Gains (losses)	0.2%	5.0	-1.5%	(41.2)	0.4%	36.6	-0.9%	(69.1)	-1.4%	(153.0)	-0.1%	(12.3)
Total	6.6%	$193.3	4.5%	$128.9	6.8%	$601.1	5.6%	$472.6	5.2%	$584.3	6.1%	$679.8

Ending Assets		11,948.1		11,434.6		11,948.1		11,434.6		11,500.0		10,955.6

Net unrealized gains (losses) on fixed maturities		568.0		484.2		568.0		484.2		517.9		146.9

Total invested assets		$12,516.1		$11,918.8		$12,516.1		$11,918.8		$12,017.9		$11,102.5

(1)	Yields are based on annual average asset carrying values, excluding unrealized gains (losses) in the fixed maturity asset category.
(2)	Yields are based on quarterly average asset carrying values, excluding unrealized gains (losses) in the fixed maturity asset category.
(3)	Equity real estate income is shown net of operating expenses, depreciation and minority interest and includes net income classified as discontinued operations.
(4)	Trading portfolio balances of $852.6 million at 9/30/2003, $726.7 million at 12/31/2002, $851.0 million at 9/30/2002 and $724.0 million at 12/31/2001 and results from both are excluded from the yield calculation.
(5)	Income from real estate available for sale is reclassified as discontinued operations (FAS 144).
(6)	Realized gains (losses) from real estate available for sale is reclassified as discontinued operations (FAS 144).

The Exhibit above includes invested assets in the Closed Block and excludes Trading Securities in Advest.

Exhibit 18A

(Unaudited)

FIXED MATURITIES BY CREDIT QUALITY

PUBLIC FIXED MATURITIES BY CREDIT QUALITY

NAIC Rating	Rating Agency Equivalent Designation	As of September 30, 2003			Year Ended December 31, 2002
		Amortized Cost	% of Total	Estimated Fair Value	Amortized Cost	% of Total	Estimated Fair Value
		($ millions)			($ millions)

1	Aaa/Aa/A	$3,712.1	75.2%	$3,944.3	$3,277.5	73.6%	$3,531.4
2	Baa	949.7	19.7%	1,030.1	920.1	20.4%	977.2
3	Ba	154.6	3.2%	168.4	201.9	4.2%	204.2
4	B	62.6	1.3%	69.5	65.1	1.4%	65.7
5	Caa and lower	21.8	0.6%	29.6	17.6	0.4%	17.7
6	In or near default	0.9	0.0%	1.0	0.9	0.0%	0.9

	Subtotal	4,901.7	100.0%	5,242.9	4,483.1	100.0%	4,797.1
	Redeemable preferred stock	1.0	0.0%	1.0	1.0	0.0%	1.0

	Total Public Fixed Maturities	$4,902.7	100.0%	$5,243.9	$4,484.1	100.0%	$4,798.1

PRIVATE FIXED MATURITIES BY CREDIT QUALITY

NAIC Rating	Rating Agency Equivalent Designation	As of September 30, 2003			Year Ended December 31, 2002
		Amortized Cost	% of Total	Estimated Fair Value	Amortized Cost	% of Total	Estimated Fair Value
		($ millions)			($ millions)

1	Aaa/Aa/A	$736.0	25.8%	$806.1	$943.2	32.4%	$1,027.3
2	Baa	1,492.9	51.6%	1,607.6	1,400.6	47.9%	1,519.0
3	Ba	452.3	15.1%	471.2	402.2	12.8%	406.3
4	B	109.8	3.6%	112.6	111.3	3.3%	106.3
5	Caa and lower	29.2	1.0%	29.7	31.2	0.9%	29.7
6	In or near default	35.6	1.6%	50.8	34.7	1.1%	35.0

	Subtotal	2,855.8	98.7%	3,078.0	2,923.2	98.4%	3,123.6
	Redeemable preferred stock	36.0	1.3%	40.6	46.0	1.6%	49.5

	Total Private Fixed Maturities	$2,891.8	100.0%	$3,118.6	$2,969.2	100.0%	$3,173.1

TOTAL FIXED MATURITIES BY CREDIT QUALITY

NAIC Rating	Rating Agency Equivalent Designation	As of September 30, 2003			Year Ended December 31, 2002
		Amortized Cost	% of Total	Estimated Fair Value	Amortized Cost	% of Total	Estimated Fair Value
		($ millions)			($ millions)

1	Aaa/Aa/A	$4,448.1	56.8%	$4,750.4	$4,220.7	57.2%	$4,558.7
2	Baa	2,442.6	31.5%	2,637.7	2,320.7	31.3%	2,496.2
3	Ba	606.9	7.6%	639.6	604.1	7.7%	610.5
4	B	172.4	2.2%	182.1	176.4	2.2%	172.0
5	Caa and lower	51.0	0.7%	59.3	48.8	0.6%	47.4
6	In or near default	36.5	0.7%	51.8	35.6	0.4%	35.9

	Subtotal	7,757.5	99.5%	8,320.9	7,406.3	99.4%	7,920.7
	Redeemable preferred stock	37.0	0.5%	41.6	47.0	0.6%	50.5

	Total Fixed Maturities	$7,794.5	100.0%	$8,362.5	$7,453.3	100.0%	$7,971.2

The Exhibit above includes invested assets in the Closed Block and excludes Trading Securities in Advest.

Exhibit 18B

(Unaudited)

FIXED MATURITIES BY INDUSTRY

	As of September 30, 2003
	($ millions)

Industry	Public	%	Private	%	Total	%
Consumer Goods & Services	$700.7	13.4%	$947.0	30.4%	$1,647.7	19.7%
Government & Agency	1,205.9	23.0%	0.0	0.0%	1,205.9	14.4%
Other Manufacturing	151.7	2.9%	679.6	21.8%	831.3	9.9%
Public Utilities	485.1	9.3%	299.1	9.6%	784.2	9.4%
Non-Government—Asset/Mortgage Backed	410.7	7.8%	207.6	6.7%	618.3	7.4%
Banks	498.3	9.5%	63.5	2.0%	561.8	6.7%
Transportation/Aerospace	322.3	6.2%	189.6	6.1%	511.9	6.1%
Financial Services	310.8	5.9%	160.7	5.1%	471.5	5.6%
Mortgage Backed—Government & Agency	458.0	8.7%	0.8	0.0%	458.8	5.5%
Energy	237.0	4.5%	170.7	5.5%	407.7	4.9%
Nat/Res/Manuf(non-energy)	121.7	2.3%	201.9	6.5%	323.6	3.9%
Other	158.9	3.0%	23.4	0.7%	182.3	2.2%
Media/Adver/Printing	62.9	1.2%	100.0	3.2%	162.9	2.0%
Telecommunications	86.5	1.7%	12.6	0.4%	99.1	1.2%
Cable Television	18.1	0.3%	50.2	1.6%	68.3	0.8%
Bank Holding Companies	15.3	0.3%	11.9	0.4%	27.2	0.3%

Total	$5,243.9	100.0%	$3,118.6	100.0%	$8,362.5	100.0%

	As of December 31, 2002
	($ millions)

Industry	Public	%	Private	%	Total	%
Consumer Goods & Services	$592.5	12.3%	$865.1	27.3%	$1,457.6	18.3%
Government & Agency	1,025.0	21.4%	0.0	0.0%	1,025.0	12.9%
Other Manufacturing	185.4	3.9%	662.6	20.9%	848.0	10.6%
Public Utilities	470.2	9.8%	292.3	9.2%	762.5	9.6%
Non-Government—Asset/Mortgage Backed	493.4	10.3%	215.0	6.8%	708.4	8.9%
Banks	252.7	5.3%	299.0	9.5%	551.7	6.9%
Transportation/Aerospace	491.0	10.2%	45.3	1.4%	536.3	6.7%
Financial Services	332.2	6.9%	186.5	5.9%	518.7	6.5%
Mortgage Backed—Government & Agency	243.1	5.1%	196.5	6.2%	439.6	5.5%
Energy	106.6	2.2%	212.8	6.7%	319.4	4.0%
Nat/Res/Manuf(non-energy)	306.9	6.4%	1.0	0.0%	307.9	3.9%
Other	50.4	1.1%	112.6	3.5%	163.0	2.0%
Media/Adver/Printing	144.5	3.0%	16.7	0.5%	161.2	2.0%
Telecommunications	86.8	1.8%	13.7	0.4%	100.5	1.3%
Cable Television	17.4	0.3%	31.9	1.0%	49.3	0.6%
Bank Holding Companies	0.0	0.0%	22.1	0.7%	22.1	0.3%

Total	$4,798.1	100.0%	$3,173.1	100.0%	$7,971.2	100.0%

The Exhibit above includes invested assets in the Closed Block and excludes Trading Securities in Advest.

Exhibit 18C

(Unaudited)

VENTURE CAPITAL PARTNERSHIP INVESTMENTS

VENTURE CAPITAL PARTNERSHIP INVESTMENTS (1):

	As of September 30, 2003	As of December 31, 2002

	($ in millions)	($ in millions)

Equity Method
Public common stock	$32.1	$27.7
Private common stock	57.1	64.3

Sub-total	89.2	92.0

Fair Value Method
Public common stock	18.9	15.2
Private common stock	75.0	79.0

Sub-total	93.9	94.2

Total Venture Capital Partnership Investments	$183.1	$186.2

(1)	Includes other net assets included on partnerships’ financial statements (e.g. cash, receivables, misc. payables, etc.)

VENTURE CAPITAL PARTNERSHIP INVESTMENTS BY SECTOR:

	As of September 30, 2003		As of December 31, 2002
	($ millions)%		($ millions)%

Information Technology	$96.6	52.8%	$97.8	52.5%
Domestic LBO	36.5	19.9%	36.8	19.8%
Life Sciences	10.7	5.8%	10.7	5.8%
Telecommunications	4.2	2.3%	4.5	2.4%
International LBO	15.5	8.5%	13.3	7.1%
Merchant Banking	4.3	2.3%	5.8	3.1%
Other	15.3	8.4%	17.3	9.3%

Total Venture Capital Partnership Investments by Sector	$183.1	100.0%	$186.2	100.0%

Exhibit 19

(Unaudited)

PROBLEM, POTENTIAL PROBLEM AND RESTRUCTURED COMMERCIAL

MORTGAGES AT CARRYING VALUE

	As of September 30, 2003	As of December 31, 2002
	($ millions)

Total Commercial Mortgages	$1,515.8	$1,570.5

Problem commercial mortgages (1)	18.8	—
Potential problem commercial mortgages	23.6	104.7
Restructured commercial mortgages	8.9	20.4

Total problem, potential problem and restructured commercial mortgages	$51.3	$125.1

Total problem, potential problem and restructured commercial mortgages as % of total commercial mortgages	3.4%	8.0%

Valuation allowances/writedowns (2)
Potential problem loans	$0.3	$6.6
Restructured loans	2.1	8.0

Total valuation allowances/writedowns	$2.4	$14.6

Total valuation allowances as a percent of problem, potential problem and restructured commercial mortgages at carrying value before valuation allowances and writedowns	4.5%	10.5%

(1)	Problem commercial mortgages include delinquent loans and mortgage loans in foreclosure.
(2)	Includes impairment writedowns recorded prior to adoption of SFAS No. 114, Accounting by Creditors for Impairment of a Loan.

The Exhibit above includes invested assets in the Closed Block.

Exhibit 20A

(Unaudited)

EQUITY REAL ESTATE

	As of September 30, 2003	As of December 31, 2002
	($ millions)

TYPE
Real estate	$151.2	$173.8

Subtotal	151.2	173.8
Foreclosed	28.7	33.1

Total	$179.9	$206.9

Exhibit 20B

(Unaudited)

MORTGAGES AND REAL ESTATE

	As of September 30, 2003		As of December 31, 2002
	($ millions)		($ millions)

Geographic Region
Southeast	$398.0	19.5%	$457.2	21.9%
West	368.2	18.1%	367.1	17.6%
Northeast	283.8	13.9%	261.9	12.6%
Mountain	377.9	18.6%	392.4	18.8%
Midwest	365.3	17.9%	367.8	17.7%
Southwest	243.1	12.0%	238.0	11.4%

	$2,036.3	100%	$2,084.4	100%

	As of September 30, 2003		As of December 31, 2002
	($ millions)		($ millions)

Property Type:
Office Buildings	$902.9	44.3%	$924.2	44.3%
Agricultural	341.2	16.8%	308.3	14.8%
Hotel	288.1	14.2%	274.3	13.2%
Retail	134.7	6.6%	142.9	6.9%
Industrial	165.1	8.1%	188.2	9.0%
Other	108.6	5.3%	123.2	5.9%
Apartment Buildings	95.7	4.7%	123.3	5.9%

	$2,036.3	100%	$2,084.4	100%

The Exhibit above includes invested assets in the Closed Block.